UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2015

Adamas Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36399	42-1560076
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1900 Powell Street, Suite 750 Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 450-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(b)

Departure of Jeffrey Knapp

On December 7, 2015, Jeffrey Knapp, our Chief Operating Officer, resigned effective January 29, 2016, for personal reasons.

John MacPhee, a member of our board of directors, will provide commercial advisory oversight on an interim basis until a Chief Commercial Officer is named.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adamas Pharmaceuticals, Inc.

Dated: December 10, 2015
	By:	/s/ Gregory Went
Gregory Went
Chief Executive Officer